SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 12, 2004


          CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust
          2004-2CB, Mortgage Pass-Through Certificates, Series 2004-2CB).


                                   CWALT, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-110343               87-0698307
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On January 28, 2004, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller (a "Seller"), Park Granada LLC, as a seller (a "Seller") Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-59.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated Janaury 26, 2004 and the Prospectus Supplement dated January 26, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-2CB).

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
Arizona                          186      $    23,693,108.49        3.24%
California                     1,024      $   200,246,584.16       27.35%
Colorado                         167      $    25,050,887.72        3.42%
Florida                          323      $    44,150,137.35        6.03%
Georgia                          119      $    15,499,313.52        2.12%
Hawaii                            78      $    17,104,255.94        2.34%
Illinois                         104      $    16,483,179.99        2.25%
Massachusetts                     71      $    15,554,865.77        2.12%
Nevada                           154      $    23,978,916.36        3.27%
New Jersey                       108      $    18,841,776.10        2.57%
New York                         176      $    36,441,974.49        4.98%
North Carolina                   136      $    16,394,666.45        2.24%
Ohio                             148      $    19,815,736.74        2.71%
Texas                            316      $    39,470,428.45        5.39%
Virginia                         114      $    18,670,252.56        2.55%
Washington                       150      $    24,590,652.75        3.36%
Other (less than 2%)           1,456      $   176,305,278.72       24.08%
                           ----------------------------------------------------
                               4,830        $ 732,292,015.56      100.00%

----------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.292% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
619 and Below                    167      $    26,140,561.49        3.57%
620-659                          449      $    69,525,001.50        9.49%
660-699                        1,148      $   178,740,026.77       24.41%
700-719                          886      $   144,350,307.44       19.71%
720 and Above                  2,164      $   311,531,080.41       42.54%
Not Scored                        16      $     2,005,037.95        0.27%
                           --------------------------------------------------
                               4,830        $ 732,292,015.56      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 710.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
 Type of Program          Mortgage Loans   Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
CLUES Plus                         2      $       244,056.92        0.03%
Full/Alternative               2,773      $   373,400,126.84       50.99%
No Income/No Asset               401      $    64,661,112.53        8.83%
Preferred                        669      $   123,330,812.63       16.84%
Reduced                          616      $   112,361,632.34       15.34%
Stated Income/Stated Asset        57      $    10,305,196.31        1.41%
Streamlined                      312      $    47,989,077.99        6.55%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%


                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 1
------------------------------------------------------------------------------
2-4 Units                        270      $    48,507,016.02        6.62%
Co-operative                       3      $       338,382.74        0.05%
Hi-rise Condominium               17      $     3,245,534.84        0.44%
Low-rise Condominium             311      $    44,518,088.96        6.08%
Planned Unit Development         695      $   120,870,085.73       16.51%
Single Family Residence        3,534      $   514,812,907.27       70.30%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
        2.945                      1      $       162,452.03        0.02%
        4.750                      1      $        64,377.73        0.01%
        4.875                      1      $        94,266.37        0.01%
        5.000                      5      $     1,041,899.89        0.14%
        5.125                      1      $        95,104.59        0.01%
        5.170                      1      $       116,909.01        0.02%
        5.230                      1      $       157,089.46        0.02%
        5.250                      9      $     1,722,252.25        0.24%
        5.300                      1      $        81,415.37        0.01%
        5.320                      2      $       227,686.88        0.03%
        5.375                     18      $     2,964,123.23        0.40%
        5.450                      1      $       170,786.80        0.02%
        5.460                      2      $       321,925.66        0.04%
        5.500                     23      $     2,953,862.21        0.40%
        5.625                     42      $     6,161,363.63        0.84%
        5.750                     74      $    11,796,668.39        1.61%
        5.850                      1      $       165,955.91        0.02%
        5.870                      1      $       207,482.69        0.03%
        5.875                    261      $    43,127,939.35        5.89%
        5.990                     28      $     5,788,116.46        0.79%
        5.999                      5      $       836,078.33        0.11%
        6.000                    527      $    91,495,935.55       12.49%
        6.020                      1      $       134,877.96        0.02%
        6.050                      2      $       274,606.76        0.04%
        6.095                      1      $       139,354.67        0.02%
        6.100                      1      $        91,819.84        0.01%
        6.110                      1      $       123,486.38        0.02%
        6.125                    619      $   101,357,138.58       13.84%
        6.130                      2      $       318,096.01        0.04%
        6.160                      1      $       207,000.00        0.03%
        6.200                      1      $        94,908.98        0.01%
        6.210                      1      $       207,000.00        0.03%
        6.220                      1      $       185,993.69        0.03%
        6.225                      2      $       246,621.00        0.03%
        6.235                      1      $       106,920.00        0.01%
        6.245                      1      $       265,876.44        0.04%
        6.250                  1,246      $   193,698,304.25       26.45%
        6.255                      2      $       283,160.24        0.04%
        6.260                      2      $       298,365.49        0.04%
        6.345                      4      $       592,297.15        0.08%
        6.350                      4      $       801,042.46        0.11%
        6.355                      2      $       290,072.62        0.04%
        6.360                      4      $       825,737.35        0.11%
        6.365                      3      $       371,529.60        0.05%
        6.370                      1      $       211,676.35        0.03%
        6.375                  1,198      $   179,122,540.83       24.46%
        6.380                      1      $       267,900.00        0.04%
        6.395                      1      $       255,697.00        0.03%
        6.405                      1      $       110,037.70        0.02%
        6.420                      1      $       100,000.00        0.01%
        6.425                      1      $       142,335.02        0.02%
        6.470                      1      $       320,400.00        0.04%
        6.475                      4      $       857,909.11        0.12%
        6.480                      4      $       327,091.27        0.04%
        6.485                      8      $     1,263,574.04        0.17%
        6.490                      1      $        76,729.74        0.01%
        6.495                      3      $       613,948.49        0.08%
        6.500                    509      $    65,214,483.20        8.91%
        6.550                      2      $       249,543.54        0.03%
        6.555                      1      $       130,500.00        0.02%
        6.600                      2      $       148,200.00        0.02%
        6.605                      5      $       388,149.66        0.05%
        6.610                      2      $       252,619.22        0.03%
        6.615                      3      $       276,526.50        0.04%
        6.620                      1      $       311,406.05        0.04%
        6.625                     94      $     6,449,096.02        0.88%
        6.680                      1      $        30,552.11        0.00%
        6.730                      5      $       346,355.54        0.05%
        6.740                      2      $       122,400.00        0.02%
        6.750                     49      $     2,901,333.34        0.40%
        6.780                      1      $        35,145.00        0.00%
        6.855                      3      $       173,701.56        0.02%
        6.875                     13      $       735,623.01        0.10%
        6.980                      1      $        38,880.00        0.01%
        7.000                      3      $       149,760.00        0.02%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.212% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.224% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans  Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance             1,118      $   179,012,283.53      24.45%
Purchase                       2,870      $   427,752,201.27      58.41%
Rate/Term Refinance              842      $   125,527,530.76      17.14%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal     Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                    235      $    33,441,094.44        4.57%
50.01 to 55.00                   183      $    25,835,927.22        3.53%
55.01 to 60.00                   250      $    41,900,239.19        5.72%
60.01 to 65.00                   308      $    50,041,586.19        6.83%
65.01 to 70.00                   502      $    80,344,196.57       10.97%
70.01 to 75.00                   422      $    66,577,995.10        9.09%
75.01 to 80.00                 1,583      $   238,241,214.18       32.53%
80.01 to 85.00                    49      $     6,292,893.52        0.86%
85.01 to 90.00                   693      $    78,666,732.37       10.74%
90.01 to 95.00                   295      $    52,604,548.40        7.18%
95.01 to 100.00                  310      $    58,345,588.38        7.97%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.39%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans   Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                     1,661      $   201,829,613.34      27.56%
Owner Occupied                 3,036      $   511,226,704.70      69.81%
Second/Vacation Home             133      $    19,235,697.52       2.63%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of    Aggregate Principal   Percent of
Loan Amount               Mortgage Loans  Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

$      0    - $ 50,000.00        195      $     7,713,159.50        1.05%
$ 50,000.01 - $100,000.00      1,204      $    94,192,042.27       12.86%
$100,000.01 - $150,000.00      1,377      $   171,483,573.86       23.42%
$150,000.01 - $200,000.00        869      $   151,241,889.19       20.65%
$200,000.01 - $250,000.00        573      $   128,478,917.91       17.54%
$250,000.01 - $300,000.00        405      $   110,987,937.99       15.16%
$300,000.01 - $350,000.00        185      $    58,838,504.95        8.03%
$350,000.01 - $400,000.00         12      $     4,573,291.76        0.62%
$400,000.01 - $450,000.00          5      $     2,104,129.94        0.29%
$450,000.01 - $500,000.00          3      $     1,439,549.95        0.20%
$600,000.01 - $650,000.00          2      $     1,239,018.24        0.17%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $151,613.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal     Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        360                    1,565      $   227,702,583.15       31.09%
        359                    1,692      $   257,598,218.57       35.18%
        358                      999      $   153,128,376.24       20.91%
        357                      185      $    31,643,828.95        4.32%
        356                      121      $    22,035,542.36        3.01%
        355                       57      $    10,320,568.66        1.41%
        354                       28      $     4,102,991.43        0.56%
        353                       12      $     2,155,516.57        0.29%
        352                       18      $     2,823,113.08        0.39%
        351                        5      $       966,129.71        0.13%
        350                        2      $       190,328.01        0.03%
        349                        1      $       111,789.28        0.02%
        348                        1      $       109,699.26        0.01%
        299                       10      $     1,276,575.68        0.17%
        298                        5      $       791,100.52        0.11%
        295                        1      $       175,240.59        0.02%
        294                        1      $       262,961.64        0.04%
        240                        5      $       507,850.00        0.07%
        239                       66      $     8,863,819.92        1.21%
        238                       20      $     3,004,128.64        0.41%
        237                       13      $     1,884,552.13        0.26%
        236                        3      $       350,776.78        0.05%
        235                        3      $       410,878.82        0.06%
        233                        1      $       148,822.17        0.02%
        232                       14      $     1,567,979.30        0.21%
        231                        2      $       158,644.10        0.02%
                           ----------------------------------------------------
                               4,830      $   732,292,015.56      100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 356 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal   Percent of
State                     Mortgage Loans  Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
Arizona                          114      $    15,301,142.61        3.41%
California                       635      $   127,009,695.91       28.34%
Colorado                          64      $     9,539,509.39        2.13%
Florida                          249      $    34,921,885.31        7.79%
Georgia                           64      $     9,064,711.11        2.02%
Illinois                          59      $    10,086,646.00        2.25%
Massachusetts                     64      $    14,172,041.24        3.16%
Nevada                           104      $    16,731,139.67        3.73%
New Jersey                       115      $    21,942,383.43        4.90%
New York                         166      $    35,296,185.79        7.87%
Ohio                              79      $    10,904,154.94        2.43%
Pennsylvania                      82      $    11,038,821.17        2.46%
Texas                            109      $    13,257,209.30        2.96%
Washington                        66      $    10,263,676.15        2.29%
Other (less than 2%)             765      $   108,695,288.34       24.25%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%
-------------
(1) The Other row in the preceding table includes 36 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 0.422% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
FICO Credit Scores        Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

619 and Below                     62      $    10,042,685.52        2.24%
620-659                          313      $    54,258,961.06       12.11%
660-699                          656      $   108,650,911.90       24.24%
700-719                          448      $    74,970,410.50       16.73%
720 and Above                  1,238      $   197,794,722.83       44.13%
Not Scored                        18      $     2,506,798.55        0.56%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 711.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
 Type of Program          Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

CLUES Plus                         1      $       205,716.45        0.05%
Full/Alternative               1,089      $   165,476,163.10       36.92%
No Income/No Asset               617      $    97,009,870.60       21.64%
Preferred                        456      $    80,576,389.55       17.98%
Reduced                          408      $    75,787,464.08       16.91%
Stated Income/Stated Asset       111      $    20,019,864.17        4.47%
Streamlined                       53      $     9,149,022.41        2.04%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                        189      $    44,180,746.06        9.86%
Condominium Hotel                 10      $     1,475,509.28        0.33%
Hi-rise Condominium               16      $     3,033,482.85        0.68%
Low-rise Condominium             176      $    26,846,139.15        5.99%
Planned Unit Development         331      $    55,504,981.55       12.38%
Single Family Residence        2,013      $   317,183,631.47       70.76%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

5.480                              1      $       118,119.46        0.03%
5.500                              1      $       198,560.93        0.04%
5.875                              2      $       404,911.30        0.09%
5.950                              1      $       170,096.82        0.04%
6.000                             48      $     8,308,225.25        1.85%
6.125                              6      $       939,775.00        0.21%
6.250                            155      $    32,592,536.15        7.27%
6.375                            207      $    38,031,159.83        8.48%
6.480                              2      $       453,623.15        0.10%
6.485                              1      $       112,405.49        0.03%
6.500                            885      $   145,221,519.25       32.40%
6.600                              7      $     1,155,237.84        0.26%
6.605                              2      $       357,300.00        0.08%
6.610                              5      $       645,304.87        0.14%
6.620                              2      $       304,682.41        0.07%
6.625                            547      $    89,227,878.78       19.91%
6.630                              2      $       278,100.00        0.06%
6.650                              1      $       208,672.93        0.05%
6.720                              2      $       393,859.52        0.09%
6.725                             10      $     1,659,179.51        0.37%
6.730                              2      $       229,329.69        0.05%
6.735                              9      $     1,550,293.40        0.35%
6.740                              3      $       293,986.74        0.07%
6.745                              4      $       611,809.26        0.14%
6.750                            532      $    87,184,647.96       19.45%
6.780                              2      $       234,425.89        0.05%
6.800                              1      $       162,000.00        0.04%
6.830                              1      $        91,800.00        0.02%
6.845                              1      $       101,172.96        0.02%
6.850                              4      $       574,786.50        0.13%
6.855                              2      $       119,324.92        0.03%
6.860                              2      $       391,975.11        0.09%
6.865                              3      $       235,116.09        0.05%
6.870                              3      $       470,431.18        0.10%
6.875                            220      $    29,476,369.42        6.58%
6.880                              1      $       247,274.27        0.06%
6.980                              2      $       139,432.87        0.03%
6.990                              4      $       321,239.47        0.07%
7.000                             31      $     2,925,126.19        0.65%
7.125                              6      $       520,086.59        0.12%
7.250                              6      $       385,210.00        0.09%
7.375                              3      $       354,932.59        0.08%
7.500                              5      $       491,406.33        0.11%
7.625                              1      $       331,164.44        0.07%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.571% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.588% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance               645      $   114,725,780.06       25.60%
Purchase                       1,707      $   269,709,893.44       60.17%
Rate/Term Refinance              383      $    63,788,816.86       14.23%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                    217      $    30,946,730.35        6.90%
50.01 to 55.00                   104      $    16,522,249.59        3.69%
55.01 to 60.00                   132      $    21,531,925.18        4.80%
60.01 to 65.00                   205      $    34,535,571.11        7.70%
65.01 to 70.00                   272      $    50,449,785.32       11.26%
70.01 to 75.00                   268      $    47,505,634.42       10.60%
75.01 to 80.00                   588      $    98,571,575.34       21.99%
80.01 to 85.00                    25      $     4,141,638.67        0.92%
85.01 to 90.00                   564      $    80,038,737.82       17.86%
90.01 to 95.00                   264      $    45,938,987.74       10.25%
95.01 to 100.00                   96      $    18,041,654.82        4.03%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 75.87%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Investment                       812      $   120,948,329.73       26.98%
Owner Occupied                 1,805      $   309,121,182.93       68.97%
Second/Vacation Home             118      $    18,154,977.70        4.05%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage            Number of     Aggregate Principal     Percent of
Loan Amounts              Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

$      0    -   $ 50,000.00       90      $     3,558,503.66        0.79%
$ 50,000.01 -   $100,000.00      463      $    37,343,501.69        8.33%
$100,000.01 -   $150,000.00      813      $   102,500,412.42       22.87%
$150,000.01 -   $200,000.00      600      $   104,362,553.94       23.28%
$200,000.01 -   $250,000.00      379      $    84,925,381.71       18.95%
$250,000.01 -   $300,000.00      257      $    70,813,789.74       15.80%
$300,000.01 -   $350,000.00      106      $    33,862,456.62        7.55%
$350,000.01 -   $400,000.00       16      $     5,999,887.06        1.34%
$400,000.01 -   $450,000.00        7      $     2,905,944.04        0.65%
$450,000.01 -   $500,000.00        4      $     1,952,059.48        0.44%
                           --------------------------------------------------
                               2,735      $   448,224,490.36      100.00%


------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $163,885.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of     Aggregate Principal     Percent of
To Maturity (months)      Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

         360                     800      $   122,806,103.00       27.40%
         359                     927      $   153,610,328.99       34.27%
         358                     679      $   113,385,330.45       25.30%
         357                     217      $    39,554,495.30        8.82%
         356                      56      $    10,311,947.87        2.30%
         355                      12      $     2,415,222.26        0.54%
         354                       3      $       380,648.57        0.08%
         353                       1      $       242,430.60        0.05%
         352                       3      $       630,827.53        0.14%
         351                       1      $       118,119.46        0.03%
         350                       1      $       136,594.62        0.03%
         344                       1      $       129,071.33        0.03%
         299                       6      $       694,452.70        0.15%
         298                       4      $       655,255.50        0.15%
         239                      12      $     1,388,879.39        0.31%
         238                       7      $     1,027,319.28        0.23%
         237                       4      $       614,480.40        0.14%
         232                       1      $       122,983.11        0.03%
                           ----------------------------------------------------
                               2,735      $   448,224,490.36      100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 358 months.

                          FINAL POOL TABLES, GROUP 3

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
State                     Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Alabama                           69      $     7,492,859.71        2.13%
Arizona                           84      $    10,619,630.21        3.02%
California                       409      $    84,457,435.90       23.98%
Colorado                          92      $    14,978,531.91        4.25%
Florida                          133      $    16,694,364.58        4.74%
Georgia                           61      $     7,684,542.42        2.18%
Hawaii                            45      $    11,042,679.52        3.14%
Michigan                          96      $     9,779,299.55        2.78%
Nevada                            49      $     8,025,869.69        2.28%
New Jersey                        45      $     7,636,392.28        2.17%
New York                          75      $    12,560,657.49        3.57%
North Carolina                    71      $     9,044,796.47        2.57%
Ohio                              79      $     9,842,274.60        2.79%
Oregon                            80      $     9,896,798.00        2.81%
Texas                            203      $    25,323,690.37        7.19%
Virginia                          53      $     9,204,177.61        2.61%
Washington                        73      $    10,300,919.41        2.93%
Other (less than 2%)             754      $    87,559,382.93       24.86%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%


-------------
(1) The Other row in the preceding table includes 33 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 0.658% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
FICO Credit Scores        Mortgage Loans   Balance Outstanding   Loan Group 3
-------------------------------------------=------------------------------------

619 and Below                    110      $    13,963,354.70        3.97%
620-659                          287      $    39,241,361.69       11.14%
660-699                          557      $    77,927,693.04       22.13%
700-719                          415      $    63,738,211.55       18.10%
720 and Above                  1,073      $   152,980,341.04       43.44%
Not Scored                        29      $     4,293,340.63        1.22%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 710.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
 Type of Program          Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Full/Alternative               1,681      $   213,398,587.64       60.60%
No Income/No Asset                66      $    12,862,324.41        3.65%
Preferred                        319      $    61,069,493.73       17.34%
Reduced                          177      $    35,064,809.56        9.96%
Stated Income/Stated Asset         5      $     1,045,609.00        0.30%
Streamlined                      223      $    28,703,478.31        8.15%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

2-4 Units                        134      $    22,652,064.01        6.43%
Hi-rise Condominium                8      $     1,094,071.62        0.31%
Low-rise Condominium             162      $    22,010,435.51        6.25%
Planned Unit Development         408      $    73,742,492.94       20.94%
Single Family Residence        1,759      $   232,645,238.57       66.07%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

     4.830                         1      $       184,121.58        0.05%
     5.000                         2      $       256,703.51        0.07%
     5.125                         3      $       740,213.64        0.21%
     5.250                        11      $     2,118,711.32        0.60%
     5.350                         1      $       143,182.14        0.04%
     5.375                        35      $     5,920,973.19        1.68%
     5.450                         2      $       443,702.08        0.13%
     5.480                         1      $       134,900.00        0.04%
     5.500                        70      $    15,057,221.00        4.28%
     5.625                        64      $    12,134,571.12        3.45%
     5.750                       193      $    34,230,873.30        9.72%
     5.775                         1      $       169,450.37        0.05%
     5.785                         1      $       329,105.60        0.09%
     5.800                         1      $       116,379.51        0.03%
     5.875                       619      $   103,384,702.58       29.36%
     5.900                         4      $       514,548.94        0.15%
     5.985                         1      $       329,770.49        0.09%
     5.990                        27      $     5,514,878.25        1.57%
     5.999                         1      $       214,570.77        0.06%
     6.000                       559      $    78,611,106.79       22.32%
     6.035                         2      $       448,019.80        0.13%
     6.045                         1      $       110,661.48        0.03%
     6.100                         5      $       947,449.00        0.27%
     6.125                       413      $    54,790,194.86       15.56%
     6.170                         2      $       384,681.25        0.11%
     6.200                         2      $       142,950.00        0.04%
     6.225                         2      $       397,875.21        0.11%
     6.230                         2      $       134,049.10        0.04%
     6.235                         1      $       171,950.00        0.05%
     6.240                         1      $       109,710.00        0.03%
     6.245                         2      $       228,403.16        0.06%
     6.250                       228      $    19,629,566.91        5.57%
     6.260                         1      $       103,000.00        0.03%
     6.335                         1      $        97,200.00        0.03%
     6.375                       113      $     8,221,708.92        2.33%
     6.480                         3      $       151,125.35        0.04%
     6.490                         1      $        58,500.00        0.02%
     6.500                        69      $     3,886,427.97        1.10%
     6.605                         1      $        39,600.00        0.01%
     6.615                         1      $        52,200.00        0.01%
     6.625                        18      $     1,216,394.86        0.35%
     6.655                         1      $        56,250.00        0.02%
     6.680                         1      $        46,300.00        0.01%
     6.750                         3      $       170,398.60        0.05%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%


------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.937% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.945% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans   Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Cash-Out Refinance               492      $    70,188,499.52       19.93%
Purchase                       1,512      $   212,864,042.87       60.45%
Rate/Term Refinance              467      $    69,091,760.26       19.62%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal     Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

50.00 or Less                     79      $    12,860,616.36        3.65%
50.01 to 55.00                    84      $    13,890,174.24        3.94%
55.01 to 60.00                    90      $    15,197,965.13        4.32%
60.01 to 65.00                    94      $    13,372,789.16        3.80%
65.01 to 70.00                   244      $    39,049,260.63       11.09%
70.01 to 75.00                   219      $    31,215,075.29        8.86%
75.01 to 80.00                   742      $   110,485,852.38       31.38%
80.01 to 85.00                    49      $     6,017,311.05        1.71%
85.01 to 90.00                   288      $    29,729,233.59        8.44%
90.01 to 95.00                   132      $    23,054,415.08        6.55%
95.01 to 100.00                  450      $    57,271,609.74       16.26%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 78.71%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Investment                       804      $    84,448,316.84       23.98%
Owner Occupied                 1,642      $   263,223,785.78       74.75%
Second/Vacation Home              25      $     4,472,200.03        1.27%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%


------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of    Aggregate Principal     Percent of
Loan Amounts              Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

$      0    -    $50,000.00      132      $     5,332,978.29        1.51%
$ 50,000.01 -   $100,000.00      791      $    59,998,075.63       17.04%
$100,000.01 -   $150,000.00      655      $    81,276,949.96       23.08%
$150,000.01 -   $200,000.00      389      $    67,893,878.74       19.28%
$200,000.01 -   $250,000.00      210      $    46,942,387.34       13.33%
$250,000.01 -   $300,000.00      120      $    32,845,642.07        9.33%
$300,000.01 -   $350,000.00      152      $    48,675,778.74       13.82%
$350,000.01 -   $400,000.00       11      $     4,140,483.40        1.18%
$400,000.01 -   $450,000.00        6      $     2,565,529.98        0.73%
$450,000.01 -   $500,000.00        4      $     1,852,098.50        0.53%
$600,000.01 -   $650,000.00        1      $       620,500.00        0.18%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $142,511.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of     Aggregate Principal     Percent of
To Maturity (months)      Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

       360                     1,334      $   166,896,011.29       47.39%
       359                       701      $   106,168,556.91       30.15%
       358                       179      $    31,538,545.03        8.96%
       357                        62      $    10,354,540.51        2.94%
       356                        48      $     9,717,894.16        2.76%
       355                        78      $    14,483,012.87        4.11%
       354                        26      $     6,252,332.91        1.78%
       353                         8      $     1,653,700.66        0.47%
       352                         2      $       411,656.79        0.12%
       351                         5      $       701,876.36        0.20%
       350                         1      $       304,789.67        0.09%
       349                         1      $       232,109.23        0.07%
       345                         1      $       208,093.86        0.06%
       300                        10      $     1,038,561.00        0.29%
       299                         9      $     1,009,184.82        0.29%
       298                         1      $       361,471.16        0.10%
       295                         1      $       213,372.61        0.06%
       292                         1      $       182,724.43        0.05%
       235                         1      $        86,950.97        0.02%
       234                         2      $       328,917.41        0.09%
                           ----------------------------------------------------
                               2,471      $   352,144,302.65      100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 is expected to be approximately 358 months.

                          FINAL POOL TABLES, GROUP 4

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
State                     Mortgage Loans  Balance Outstanding   Loan Group 4
-------------------------------------------------------------------------------

Arizona                           56      $     6,389,022.82        2.63%
California                       395      $    62,487,776.67       25.70%
Florida                          138      $    16,452,579.84        6.77%
Hawaii                            31      $     5,364,488.68        2.21%
Illinois                          38      $     5,150,792.22        2.12%
Massachusetts                     31      $     5,506,150.69        2.26%
Michigan                          53      $     5,565,671.28        2.29%
New Jersey                        61      $     9,965,777.86        4.10%
New York                         125      $    22,134,829.40        9.10%
Ohio                              42      $     4,933,640.15        2.03%
Pennsylvania                      70      $     7,620,435.40        3.13%
Texas                            136      $    15,346,624.95        6.31%
Washington                        47      $     5,527,818.17        2.27%
Other (less than 2%)             606      $    70,664,201.17       29.07%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

-------------
(1) The Other row in the preceding table includes 37 other states, the District of Columbia and Guam with under 2.00% concentration individually. No more than approximately 0.361% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
FICO Credit Scores        Mortgage Loans   Balance Outstanding   Loan Group 4
-------------------------------------------------------------------------------

619 and Below                    123      $    14,933,537.71        6.14%
620-659                          248      $    34,499,207.64       14.19%
660-699                          441      $    62,933,973.24       25.89%
700-719                          276      $    38,836,491.64       15.97%
720 and Above                    732      $    90,653,583.81       37.29%
Not Scored                         9      $     1,253,015.26        0.52%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 701.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
 Type of Program          Mortgage Loans  Balance Outstanding   Loan Group 4
-------------------------------------------------------------------------------

CLUES Plus                         1      $       240,000.00        0.10%
Full/Alternative                 659      $    75,950,500.43       31.24%
No Income/No Asset               236      $    29,149,331.36       11.99%
Preferred                        210      $    31,471,788.55       12.95%
Reduced                          367      $    59,723,883.93       24.57%
Stated Income/Stated Asset        57      $     8,460,654.66        3.48%
Streamlined                      299      $    38,113,650.37       15.68%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 4
-------------------------------------------------------------------------------

2-4 Units                        111      $    18,868,598.23        7.76%
Hi-rise Condominium               10      $     1,805,027.65        0.74%
Low-rise Condominium              94      $    13,067,116.75        5.37%
Planned Unit Development         214      $    29,965,693.27       12.33%
Single Family Residence        1,400      $   179,403,373.40       73.80%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 4
-------------------------------------------------------------------------------

     4.250                         1      $       264,912.55        0.11%
     4.375                         2      $       229,961.57        0.09%
     4.625                         3      $       343,512.02        0.14%
     4.730                         1      $       127,646.74        0.05%
     4.750                         9      $       943,630.44        0.39%
     4.760                        10      $       874,630.83        0.36%
     4.762                         1      $       131,885.09        0.05%
     4.800                         1      $        81,407.52        0.03%
     4.830                         2      $       205,798.67        0.08%
     4.840                         3      $       297,910.08        0.12%
     4.850                         1      $       112,434.21        0.05%
     4.875                        16      $     2,270,278.92        0.93%
     4.880                         1      $       155,797.45        0.06%
     4.890                         2      $       142,980.41        0.06%
     4.900                         5      $       697,212.02        0.29%
     4.920                         1      $       211,040.20        0.09%
     4.930                         2      $       191,729.95        0.08%
     4.950                         6      $       530,977.38        0.22%
     4.969                         1      $        95,468.43        0.04%
     4.990                         6      $       496,674.69        0.20%
     4.995                         1      $       267,479.58        0.11%
     5.000                        36      $     5,055,327.80        2.08%
     5.005                         1      $        82,807.35        0.03%
     5.070                         1      $       133,670.10        0.05%
     5.100                         1      $        83,409.06        0.03%
     5.120                         4      $       745,981.59        0.31%
     5.125                        33      $     4,674,558.61        1.92%
     5.137                         1      $        91,856.01        0.04%
     5.150                         4      $       281,781.05        0.12%
     5.170                         1      $       107,425.02        0.04%
     5.182                         1      $       155,735.42        0.06%
     5.190                         1      $       110,603.80        0.05%
     5.200                         1      $       116,413.90        0.05%
     5.250                       135      $    18,502,245.82        7.61%
     5.270                         1      $       140,273.64        0.06%
     5.300                         2      $       153,423.81        0.06%
     5.322                         2      $       315,854.95        0.13%
     5.329                         2      $       201,249.63        0.08%
     5.350                         5      $       595,476.70        0.24%
     5.375                       268      $    36,059,874.15       14.83%
     5.379                         1      $       112,817.94        0.05%
     5.400                         2      $       142,866.42        0.06%
     5.450                         3      $       312,698.11        0.13%
     5.472                         5      $       731,437.49        0.30%
     5.479                         2      $       211,787.14        0.09%
     5.490                         1      $       172,469.31        0.07%
     5.500                       431      $    58,711,720.81       24.15%
     5.625                       224      $    31,010,858.04       12.76%
     5.750                       227      $    28,606,069.83       11.77%
     5.755                         1      $        92,035.82        0.04%
     5.835                         2      $       118,800.00        0.05%
     5.875                       228      $    31,550,943.86       12.98%
     5.900                         1      $       113,407.76        0.05%
     6.000                        76      $     9,559,328.36        3.93%
     6.020                         1      $        40,232.43        0.02%
     6.125                        22      $     2,187,384.51        0.90%
     6.250                        13      $     1,768,954.42        0.73%
     6.375                         1      $       144,031.74        0.06%
     6.490                         1      $        83,201.49        0.03%
     6.500                         3      $       176,871.10        0.07%
     6.750                         3      $       288,736.58        0.12%
     6.875                         1      $        32,996.77        0.01%
     7.000                         1      $       104,650.54        0.04%
     7.500                         1      $       124,104.03        0.05%
     7.625                         1      $        69,368.71        0.03%
     8.000                         1      $       278,376.28        0.11%
     9.750                         1      $        82,322.65        0.03%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

start
------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.552% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.554% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans   Balance Outstanding   Loan Group 4
-------------------------------------------------------------------------------

Cash-Out Refinance               752      $   105,519,117.14       43.40%
Purchase                         390      $    49,828,173.44       20.50%
Rate/Term Refinance              687      $    87,762,518.72       36.10%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal     Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 4
-------------------------------------------------------------------------------

50.00 or Less                    318      $    40,367,012.00       16.60%
50.01 to 55.00                   147      $    19,506,900.17        8.02%
55.01 to 60.00                   180      $    26,741,452.97       11.00%
60.01 to 65.00                   185      $    27,267,926.24       11.22%
65.01 to 70.00                   225      $    32,071,994.77       13.19%
70.01 to 75.00                   279      $    34,961,336.94       14.38%
75.01 to 80.00                   311      $    41,608,366.05       17.12%
80.01 to 85.00                    38      $     3,649,770.63        1.50%
85.01 to 90.00                   110      $    12,126,180.68        4.99%
90.01 to 95.00                    32      $     4,514,415.41        1.86%
95.01 to 100.00                    4      $       294,453.44        0.12%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 64.92%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 4 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans  Balance Outstanding   Loan Group 4
-------------------------------------------------------------------------------

Investment                       532      $    59,022,259.48       24.28%
Owner Occupied                 1,235      $   174,897,069.27       71.94%
Second/Vacation Home              62      $     9,190,480.55        3.78%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of    Aggregate Principal     Percent of
Loan Amounts              Mortgage Loans  Balance Outstanding    Loan Group 4
-------------------------------------------------------------------------------

$      0    - $ 50,000.00        106      $     4,228,397.47        1.74%
$ 50,000.01 - $100,000.00        600      $    46,141,456.57       18.98%
$100,000.01 - $150,000.00        555      $    68,722,085.00       28.27%
$150,000.01 - $200,000.00        290      $    50,628,833.78       20.83%
$200,000.01 - $250,000.00        127      $    28,151,352.79       11.58%
$250,000.01 - $300,000.00         81      $    22,310,148.16        9.18%
$300,000.01 - $350,000.00         65      $    20,682,112.66        8.51%
$350,000.01 - $400,000.00          2      $       770,852.30        0.32%
$400,000.01 - $450,000.00          2      $       856,296.61        0.35%
$600,000.01 - $650,000.00          1      $       618,273.96        0.25%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $132,920.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of     Aggregate Principal     Percent of
To Maturity (months)      Mortgage Loans  Balance Outstanding    Loan Group 4
-------------------------------------------------------------------------------

       180                       461      $    60,331,172.64       24.82%
       179                       542      $    73,163,839.95       30.09%
       178                       416      $    56,375,575.28       23.19%
       177                       155      $    20,380,317.76        8.38%
       176                        85      $    12,552,956.33        5.16%
       175                        44      $     5,391,317.65        2.22%
       174                        22      $     3,439,311.24        1.41%
       173                         9      $       950,269.18        0.39%
       172                        53      $     5,759,536.61        2.37%
       171                         2      $       142,759.80        0.06%
       170                         1      $       152,500.00        0.06%
       169                         1      $       264,225.85        0.11%
       168                         2      $       491,966.39        0.20%
       167                         1      $       290,377.81        0.12%
       139                         1      $        82,322.65        0.03%
       119                         8      $       866,480.15        0.36%
       118                        13      $     1,209,822.94        0.50%
       116                         3      $       315,056.02        0.13%
       115                         2      $       240,323.02        0.10%
       113                         1      $       121,235.12        0.05%
       112                         7      $       588,442.91        0.24%
                           ----------------------------------------------------
                               1,829      $   243,109,809.30      100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 4 is expected to be approximately 177 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWALT, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  February 12, 2004



                                        5